UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): April 29, 2026

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Nevada
(State or Other Jurisdiction of Incorporation)

001-33245		04-3850065
(Commission File Number)		(I.R.S. Employer Identification No.)

5340 Kietzke Lane, Suite 202
Reno,	Nevada
(Address of Principal Executive Offices)

89511
(Zip Code)
Registrant’s telephone number including area code: (888) 682-6671
No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EIG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information
Item 2.02.    Results of Operations and Financial Condition.
On April 29, 2026, Employers Holdings, Inc. (the “Company”) issued a press release and financial supplement announcing results for the quarter ended March 31, 2026. The press release and financial supplement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference, and are being furnished, not filed, under Item 2.02 to this Current Report on Form 8-K.

Section 8 – Other Information
Item 8.01.    Other Events.
On April 29, 2026, the Company's Board of Directors (Board) declared a regular quarterly dividend of $0.34 per share on the Company’s common stock. The dividend is payable on May 27, 2026 to stockholders of record as of May 13, 2026.
On April 29, 2026, the Company's Board authorized the 2026 Program (the 2026 Program) for repurchases up to $125.0 million of our common stock from May 4, 2026 through December 31, 2027, unless otherwise extended, terminated, or modified by the Board. The new program replaces the prior program, whose repurchase authorization was fully utilized, and was scheduled to expire on December 31, 2026. The 2026 Program provides that shares may be purchased in the open market and/or in privately negotiated transactions from time to time, and that all purchases shall be made in compliance with all applicable provisions of the Nevada Revised Statutes and federal and state securities laws including, but not limited to, Rules 10b5-1 and 10b-18 of the Exchange Act.

Section 9 – Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits.
99.1    Employers Holdings, Inc. press release, dated April 29, 2026.
99.2    Employers Holdings, Inc. financial supplement, dated April 29, 2026.
104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	April 29, 2026	/s/ Michael A. Pedraja
Michael A. Pedraja
Executive Vice President,
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Employers Holdings, Inc. press release, dated	April 29, 2026
99.2	Employers Holdings, Inc. financial supplement, dated	April 29, 2026